   As filed with the Securities and Exchange Commission on February 25, 1997
                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION

                               ----------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                          EDGE PETROLEUM CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    1311                  76-0511037
      (STATE OR OTHER    (PRIMARY STANDARD INDUSTRIAL   (I.R.S. EMPLOYER
      JURISDICTION OF     CLASSIFICATION CODE NUMBER)  IDENTIFICATION NO.)
     INCORPORATION OR
       ORGANIZATION)

                             TEXACO HERITAGE PLAZA
                            1111 BAGBY, SUITE 2100
                             HOUSTON, TEXAS 77002
                                (713) 654-8960
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               JAMES D. CALAWAY
                                   PRESIDENT
                          EDGE PETROLEUM CORPORATION
                             TEXACO HERITAGE PLAZA
                            1111 BAGBY, SUITE 2100
                             HOUSTON, TEXAS 77002
                                (713) 654-8960
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:
           GENE J. OSHMAN                             T. MARK KELLY
        BAKER & BOTTS, L.L.P.                    VINSON & ELKINS L.L.P.
        3000 ONE SHELL PLAZA                     1001 FANNIN, SUITE 2500
      HOUSTON, TEXAS 77002-4995                 HOUSTON, TEXAS 77002-6760
           (713) 229-1234                            (713) 758-2222

                               ----------------

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

                               ----------------

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-17267

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

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
                                                 PROPOSED MAXIMUM   PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF        AMOUNT TO BE   OFFERING PRICE       AGGREGATE          AMOUNT OF
   SECURITIES TO BE REGISTERED     REGISTERED(1)   PER SHARE(1)   OFFERING PRICE(2)(3) REGISTRATION FEE
-------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per
 share...........................       --              --             $7,590,000           $2,300

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(1) In accordance with Rule 457(o) under the Securities Act of 1933, as amended, the number of shares being registered and the proposed maximum offering price per share are not included in this table.
(2) Estimated solely for the purpose of calculating the registration fee.
(3) Includes shares of Common Stock issuable upon exercise of the Underwriters' over-allotment option.

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

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Registration No. 333-17267) filed by Edge Petroleum Corporation, a Delaware corporation (the "Company"), with the Securities and Exchange Commission on December 4, 1996, as amended by Amendment No. 1 thereto filed on January 15, 1997, Amendment No. 2 thereto filed on January 28, 1997, Amendment No. 3 thereto filed on February 5, 1997, and Amendment No. 4 thereto filed on February 24, 1997, are incorporated herein by reference. Filed as exhibits hereto are the following opinions and consents:

   5    -- Opinion of Baker & Botts, L.L.P.
   23.1 -- Consent of Deloitte & Touche LLP.
   23.2 -- Consent of Ryder Scott Company.
   23.3 -- Consent of Baker & Botts, L.L.P. (contained in Exhibit 5).
   23.4 -- Consent of Robert W. Shower as nominee for director.
   *24  -- Powers of Attorney.

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 * Incorporated by reference from the Registrant's Registration Statement on
   Form S-1, as amended (Reg. No. 333-17267)

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS, ON THE 25TH DAY OF FEBRUARY, 1997.

                                          EDGE PETROLEUM CORPORATION

                                             /s/ James D. Calaway
                                          By:__________________________________
                                             James D. Calaway
                                             President

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                             TITLE                DATE
             ---------                             -----                ----

     /s/   John E. Calaway              Chief Executive Officer and     February 25, 1997
____________________________________   Director (Principal Executive
          John E. Calaway                        Officer)

     /s/   Michael G. Long                Chief Financial Officer       February 25, 1997
____________________________________   (Principal Financial Officer)
          Michael G. Long

     /s/   Richard S. Dale               Controller, Treasurer and      February 25, 1997
____________________________________  Secretary (Principal Accounting
          Richard S. Dale                        Officer)

    /s/   James D. Calaway                       Director               February 25, 1997
____________________________________
          James D. Calaway

                *                                Director               February 25, 1997
____________________________________
          Vincent Andrews

                *                                Director               February 25, 1997
____________________________________
         David B. Benedict

                *                                Director               February 25, 1997
____________________________________
           Nils Peterson

                *                                Director               February 25, 1997
____________________________________
         Stanley S. Raphael

                *                                Director               February 25, 1997
____________________________________
           John Sfondrini

     /s/ James D. Calaway
*By: __________________________
  (James D. Calaway, Attorney-
             in-Fact)

                               INDEX TO EXHIBITS

   5    -- Opinion of Baker & Botts, L.L.P.
   23.1 -- Consent of Deloitte & Touche LLP.
   23.2 -- Consent of Ryder Scott Company.
   23.3 -- Consent of Baker & Botts, L.L.P. (contained in Exhibit 5).
   23.4 -- Consent of Robert W. Shower as nominee for director.
   *24  -- Powers of Attorney.

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 * Incorporated by reference from the Registrant's Registration Statement on
   Form S-1, as amended (Reg. No. 333-17267)